Exhibit 32.1


          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Peter Wardle, the Chief Executive and Chief Financial Officer of Protosource Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

          (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 30, 2006



                                                    /s/ PETER WARDLE
                                                    ----------------------------
                                                    Name: Peter Wardle
                                                    Title: Chief Executive and
                                                    Chief Financial Officer